Summary Prospectus
April 26, 2024

Baron New Asia Fund®

Retail Shares : BNAFX

Institutional Shares : BNAIX

R6 Shares : BNAUX

Baron Select Funds®

BARON CAPITAL®

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/26/24, are incorporated by reference into this summary prospectus.

Baron New Asia Fund

Investment Goal

The investment goal of Baron New Asia Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[1]
BARON NEW ASIA FUND
Retail Shares	1.00%	0.25%	6.12%	7.37%	(5.92)%	1.45%
Institutional Shares	1.00%	0.00%	5.93%	6.93%	(5.73)%	1.20%
R6 Shares	1.00%	0.00%	5.21%	6.21%	(5.01)%	1.20%

[1]	BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2034, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.45% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 1.20% of average daily net assets of Institutional Shares and 1.20% of average daily net assets of R6 shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving

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effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON NEW ASIA FUND
Retail Shares	$148	$459	$792	$1,735
Institutional Shares	$122	$381	$660	$1,455
R6 Shares	$122	$381	$660	$1,455

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 47.66% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in the common stock of companies located in Asia, which consists of all countries and markets in Asia, but including all other developed, developing, and frontier countries and markets in the Asian region. Certain developing market countries may also be classified as “frontier” market countries, which are a subset of developing market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The Adviser considers a company or other issuer to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. The Fund currently makes that determination based primarily on one or more of the following criteria with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region. The term “located” and the associated criteria listed above have been

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defined in such a way that the Fund has latitude in determining whether an issuer should be included within a region or country. The Fund may purchase securities of companies of any market capitalization but expects to emphasize mid and large-sized companies. The Adviser seeks to invest in businesses it believes has significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in Asia, the Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other types of depository receipts with respect to issuers located in Asia. The Fund may also invest in privately placed and restricted securities.

The Fund’s investments are generally traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries. The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

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Currency. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks Associated with China and Hong Kong. The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity

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ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Risks Associated with India. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country).

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Depository Receipts. Although depository receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depository receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Political, Social and Economic Risks of Investing in Asia. The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth,

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inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Frontier Countries. The Fund’s investments in frontier countries, which include countries in the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally and the risks of investing in developing countries, except that such risks are greater in frontier countries.

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or asset compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The active and expanding conflict in the Middle East between Israel and Hamas presents considerable market risks. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts,

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on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Small- and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance from year to year and by showing how the Fund’s annual returns for 1 year and since inception compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	12/31/22: 6.47%
Worst Quarter:	3/31/22: (15.34)%

Average Annual Total Returns (for periods ended 12/31/2023)

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The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2023. This table shows how the Fund’s performance compares to that of the MSCI AC Asia ex Japan Index, which captures large and mid cap representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia, in which the Fund invests, and the MSCI AC Asia Index, a broad-based securities index that captures large and mid cap representation across developed markets countries and emerging markets countries in Asia. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2023

	1 year	5 years	10 years	Since Inception
BARON NEW ASIA FUND
Retail Shares (Inception date: 7-30-21)
Return before taxes	5.54%	N/A	N/A	(9.72)%
Return after taxes on distributions	5.54%	N/A	N/A	(9.72)%
Return after taxes on distributions and sale of Fund shares	3.28%	N/A	N/A	(7.27)%
Institutional Shares (Inception date: 7-30-21)
Return before taxes	5.79%	N/A	N/A	(9.48)%
R6 Shares (Inception date: 7-30-21)
Return before taxes	5.65%	N/A	N/A	(9.48)%
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	5.98%	N/A	N/A	(7.69)%
MSCI AC Asia Index (reflects no deduction for fees, expenses or taxes)	11.07%	N/A	N/A	(4.66)%

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Management

Investment Adviser. BAMCO is the investment adviser of the Fund.

Portfolio Manager. Michael Kass and Anuj Aggarwal have been the co-managers of the Fund since its inception on July 30, 2021. Mr. Kass has worked at the Adviser as a portfolio manager since November of 2007. Mr. Aggarwal joined the Adviser as a research analyst in August of 2012.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

Institutional Shares

$1,000,000

(Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)

		No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$7,000 for retirement accounts ($8,000 for individuals 50 or older) and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

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Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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APR24

SUMPRONEWASIA 04/26/2024